                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                                   -------------

                                      FORM 8-K


                                   CURRENT REPORT
       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)        April 15, 1999
                                                  ---------------------------


                             DAYTON HUDSON CORPORATION
  -----------------------------------------------------------------------------
               (Exact name of registrant as specified in its charter)



            MINNESOTA                     1-6049                 41-0215170
--------------------------------------------------------------------------------
 (State or other jurisdiction    (Commission File Number)       (IRS Employer
of incorporation)                                            Identification No.)



          777 NICOLLET MALL
          MINNEAPOLIS, MINNESOTA                               55402
--------------------------------------------------------------------------------
(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code      (612) 370-6948
                                                       ---------------------

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     On April 15, 1999, Dayton Hudson Corporation established a Medium-Term Note Program, Series I. The purpose of this Current Report on Form 8-K is to file with the Securities and Exchange Commission the Distribution Agreement, the forms of Fixed Rate and Floating Rate Notes and the Interest Calculation Agency Agreement related to such program.

     (c)   Exhibits

           1.1 Distribution Agreement dated April 15, 1999, among the Company, Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. and Salomon Smith Barney Inc.

           4.1    Form of Medium-Term Fixed Rate Note

           4.2    Form of Medium-Term Floating Rate Note

           4.3 Interest Calculation Agency Agreement dated April 15, 1999, between the Company and The First National Bank of Chicago

                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DAYTON HUDSON CORPORATION




Date:  April 15, 1999                  By  /s/ Stephan C. Kowalke
                                          -----------------------
                                           Stephen C. Kowalke
                                           Vice President and Treasurer

                                 INDEX TO EXHIBITS



Exhibit
Number    Description                                           Method of Filing
--------  -----------                                           ----------------
 1.1      Distribution Agreement dated April 15, 1999, among
          the Company, Goldman, Sachs & Co., Merrill Lynch,
          Pierce, Fenner & Smith Incorporated, J.P. Morgan
          Securities Inc. and Salomon Smith Barney Inc. ....... Electronic Transmission

 4.1      Form of Fixed Rate Note ............................. Electronic Transmission

 4.2      Form of Floating Rate Note .......................... Electronic Transmission

 4.3      Interest Calculation Agency Agreement dated April 15,
          1999, between the Company and The First National
          Bank of Chicago ..................................... Electronic Transmission
